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Exhibit 32.2

CERTIFICATION
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 10 U.S.C. SECTION 1350

In connection with the quarterly report on Form 10-Q of Orchid Island Capital,

Inc. (the “Company”) for the period ended
June 30, 2021 to be filed with the Securities and Exchange Commission on or about the date hereof (the ”Report”), I,
George H. Haas, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, 18 U.S.C. Section 1350, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d)

of the Securities Exchange Act of 1934, as
amended; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of
operations of the Company at the dates of, and for the periods covered by, the Report.

It is not intended that this statement be deemed to be filed for purposes of the

Securities Exchange Act of 1934.

July 30, 2021 /s/ George H. Haas, IV
George H. Haas, IV
Chief Financial Officer